UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 20, 2010
ODYSSEY RE HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-16535 (Commission File Number)	52-2301683 (I.R.S. Employer Identification No.)
300 First Stamford Place
Stamford, Connecticut 06902
(Address of Principal Executive Offices) (Zip Code)
(203) 977-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On July 20, 2010, Fairfax Financial Holdings Limited issued a press release announcing that its wholly-owned subsidiary, Odyssey Re Holdings Corp., has received the requisite consents for the consent solicitation relating to its 7.65% Senior Notes due 2013 and its 6.875% Senior Notes due 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release dated July 20, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  July 21, 2010

ODYSSEY RE HOLDINGS CORP.
By:	/s/ Peter H. Lovell
	Name:	Peter H. Lovell
	Title:	Senior Vice President, General Counsel and Corporate Secretary